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                                Exhibit (8)(g)(1)

                   Amendment No. 1 to Participation Agreement
                              (Franklin Templeton)

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                             Amendment No. 1 to the
                             Participation Agreement
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                           PFL Life Insurance Company

     This Amendment No. 1 is incorporated in and made a part of the Participation Agreement (the "Agreement") made as of the 1st day of May, 2000, by and among Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter"), and PFL Life Insurance Company (the "Company"). All terms used that are not defined in this Amendment shall have the same meanings as the same terms used in the Agreement.

     1. The name of the Company is changed from "PFL Life Insurance Company" to "Transamerica Life Insurance Company." All references in the Agreement to PFL Life Insurance Company shall refer to Transamerica Life Insurance Company;

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule A
                                   The Company

Transamerica Life Insurance Company
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-0001

A life insurance company organized as a corporation under Iowa law.

     3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule B
                             Accounts of the Company

1.   Name:                          Retirement Builder Variable Annuity Account
     Date Established:              March 29, 1996
     SEC Registration Number:       811-07689

2.   Name:                          Separate Account VA I
     Date Established               May 15,2000
     SEC Registration Number:       811-10147

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     4.   Schedule C of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule C
  Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance
Products Trust                                 Investment Adviser
--------------------------------------------   ---------------------------------
Templeton Asset Strategy Fund Class 2          Templeton Investment Counsel LLC
Templeton International Securities Fund
Class 2                                        Templeton Investment Counsel LLC
Franklin Small Cap Fund Class 2                Franklin Advisers, Inc.
Franklin Growth and Income Fund Class 2        Franklin Advisers, Inc.
Franklin Income Fund Class 2                   Franklin Advisers, Inc.
Templeton Developing Markets Securities Fund
Class 2                                        Templeton Asset Management Ltd.

     5. Schedule D of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule D
                            Contracts of the Company

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                                Contract 1              Contract 2
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Contract/Product Name   Portfolio Select           Principal-Plus
                        Variable Annuity           Variable Annuity

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Registered (Y/N)        Yes                        Yes

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SEC Registration        333-07509                  333-46594
Number

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Representative Form     AV288 101 95 796           AV 288 101 95 796
Numbers                 (may vary by state)        (may vary by state)

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Separate Account Name/  Retirement Builder         Separate Account VA I
Date Established        Variable Annuity Account

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SEC Registration        811-07689                  811-10147
Number

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Portfolios and          Franklin Small Cap Fund    Franklin Growth and
Classes - Adviser       Class 2 - Franklin         Income Fund Class 2 -
                        Advisers, Inc.             Franklin Advisers, Inc.

                        Templeton Asset Strategy   Franklin Income Fund
                        Fund Class 2 - Templeton   Class 2 - Franklin
                        Investment Counsel LLC     Advisers, Inc.

                        Templeton International    Franklin Small Cap Fund
                        Securities Fund Class 2 -  Class 2 - Franklin
                        Templeton Investment       Advisers, Inc.
                        Counsel LLC
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                        Templeton Developing       Templeton International
                        Markets Securities Fund    Securities Fund
                        Class 2 - Templeton Asset  Class 2 - Templeton
                        Management Ltd.            Investment Counsel LLC

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     6.   Schedule E of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule E
                 Other Portfolios Available under the Contracts

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                      Portfolio Select Variable Annuity/SM/
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AIM Variable Insurance Funds            Oppenheimer Variable Account Funds
AIM V.I. Capital Appreciation Fund      Oppenheimer Capital Appreciation Fund/VA
AIM V.I. Growth and Income Fund         Oppenheimer Main Street Growth & Income
AIM V.I. International Equity Fund      Fund/VA
AIM V.I. Value Fund                     Oppenheimer Multiple Strategies Fund/VA
AIM V.I. Dent Demographic Trends Fund   Oppenheimer Strategic Bond Fund/VA

                                        Putnam Variable Trust - Class IB Shares
Alliance Variable Products Series       Putnam VT Global Growth Fund
Fund, Inc. - Class B                    Putnam VT Growth and Income Fund
Alliance Premier Growth Portfolio       Putnam VT Growth Opportunities Fund
Alliance Technology Portfolio           Putnam VT Money Market Fund
                                        Putnam VT New Value Fund
Davis Variable Account Fund, Inc.
Davis Value Portfolio                   Variable Insurance Products Fund
                                        (VIP) - Service Class
Evergreen Variable Trust                Fidelity - VIP High Income Portfolio
Evergreen VA Fund
Evergreen VA Foundation Fund            Variable Insurance Products Fund
Evergreen VA Global Leaders Fund        (VIP) - Service Class 2
Evergreen VA Growth and Income Fund     Fidelity - VIP Equity-Income Portfolio
Evergreen VA Blue Chip Fund             Fidelity - VIP Growth Portfolio
Evergreen VA International Growth Fund
Evergreen VA Omega Fund                 Variable Insurance Products Fund II
Evergreen VA Capital Growth Fund        (VIP II) - Initial Class
Evergreen VA Growth Fund                Fidelity - VIP II Index 500 Portfolio
Evergreen VA High Income Fund           Fidelity - VIP II Investment Grade Bond
                                         Portfolio

Federated Insurance Series              Variable Insurance Products Fund III
Federated American Leaders Fund II      (VIP III) - Service Class
Federated High Income Bond Fund II      Fidelity - VIP III Growth Opportunities
                                         Portfolio

MFS(R) Variable Insurance Trust/SM/
MFS Emerging Growth Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series
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                         Principal-Plus Variable Annuity
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AIM Variable Insurance
Funds - Series II Shares                   Oppenheimer Variable Account
AIM V.I. Blue Chip Fund                    Funds - Service Shares
AIM V.I. Capital Appreciation Fund         Oppenheimer Capital Appreciation
AIM V.I. Value Fund                        Fund/VA
                                           Oppenheimer Global Securities Fund/VA
                                           Oppenheimer Main Street Growth &
                                           Income Fund/VA
Federated Insurance Series
Federated Prime Money Fund II              Putnam Variable Trust - Class IB
                                           Shares
                                           Putnam VT Diversified Income Fund
First American Insurance                   Putnam VT Growth and Income Fund
Portfolios, Inc. - Class IB Shares         Putnam VT Income Fund
First American Large Cap Growth Portfolio  Putnam VT Investors Fund
First American Mid Cap Growth Portfolio    Putnam VT New Value Fund
First American Small Cap Growth Portfolio  Putnam VT The George Putnam Fund of
First American Technology Portfolio        Boston

MBS(R) Variable Insurance
Trust/SM/ - Service Shares
MFS Investors Growth Stock Series
MFS Research Series
MFS Total Return Series
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     7.   Schedule F of the Agreement is hereby amended and the following two sections are replaced as follows:

                                   Schedule F
                                Rule 12b-1 Plans

Portfolio Name                                  Maximum Annual Payment Rate
---------------------------------------------   ---------------------------
Franklin Growth and Income Fund                                        0.25%
Franklin Income Fund                                                   0.25%
Franklin Small Cap Fund                                                0.25%
Templeton Asset Strategy Fund                                          0.25%
Templeton International Securities Fund                                0.25%
Templeton Developing Markets Securities Fund                           0.25%

     8.   Schedule G of the Agreement is hereby amended and the following section is replaced as follows:

                                   Schedule G
                              Addresses for Notices

To the Company:          Transamerica Life Insurance Company
                         4333 Edgewood Road N.E.
                         Cedar Rapids, Iowa 52499-0001
                              Attention: Frank A. Camp, Esq.

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     IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement as of October 1,2001:


     The Company:                       Transamerica Life Insurance Company


                                        By: /s/ Larry N. Norman
                                           -------------------------------------
                                        Name:  Larry N. Norman
                                        Title: President


     The Trust:                         Franklin Templeton Variable Insurance
     Only on behalf of each             Products Trust
     Portfolio listed on
     Schedule C hereof.                 By: /s/
                                           -------------------------------------
                                        Name:
                                        Title:


     The Underwriter:                   Franklin Templeton Distributors, Inc.


                                        By: /s/
                                           -------------------------------------
                                        Name:
                                        Title: